UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

ENDO HEALTH SOLUTIONS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15989	13-4022871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Atwater Drive, Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 216-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Senior Notes Supplemental Indenture

As previously disclosed, on December 19, 2013, Endo Finance Co. (the “Escrow Issuer”), a wholly owned subsidiary of Endo Health Solutions Inc. (“Endo”), entered into an indenture, dated as of December 19, 2013 (the “5.75% Notes Indenture”), between the Escrow Issuer and Wells Fargo Bank, National Association, as trustee, pursuant to which the Escrow Issuer issued $700.0 million aggregate principal amount of 5.75% Senior Notes due 2022 (the “5.75% Notes”). Upon issuance of the 5.75% Notes, 100% of the gross proceeds (the “Escrowed Funds”) were deposited with an escrow agent to be held until (a) consummation of the Transactions (as defined below) or (b) the earlier of upon the earlier of July 1, 2014 or the date that Endo had determined to terminate or abandon the Transactions.

As described below, the Transactions were consummated on February 28, 2014 and, as a result, the Escrowed Funds were released from escrow. The Escrowed Funds were used, together with borrowings under the term loan portion of Endo International plc’s (formerly known as Endo International Limited, which was formerly known as Sportwell Limited) (“New Endo”) new senior secured credit facility, to refinance certain existing indebtedness of Endo, to pay related fees and expenses in connection with the offering of the 5.75% Notes, with the remainder to be used for general corporate purposes, which may include strategic acquisitions.

Upon release of the Escrowed Funds from escrow: (a) the Escrow Issuer merged with and into Endo Finance LLC, a wholly owned subsidiary of New Endo (the “Issuer”), with the Issuer as the surviving entity in the merger, and by entry into a supplemental indenture to the Indenture (the “5.75% Notes Supplemental Indenture”), the Issuer assumed all of the Escrow Issuer’s rights and obligations and succeeded to all of the Escrow Issuer’s obligations under the 5.75% Notes Indenture and the 5.75% Notes; (b) Endo Finco Inc., a wholly owned subsidiary of New Endo (the “Co-Obligor”), by entry into the 5.75% Notes Supplemental Indenture, became a co-obligor under the Indenture and the 5.75% Notes; and (c) Endo and certain subsidiaries of Endo and New Endo, by entry into the 5.75% Notes Supplemental Indenture, jointly and severally guaranteed the Issuer’s and the Co-Obligor’s obligations under the 5.75% Notes Indenture and the 5.75% Notes.

The foregoing summary of the 5.75% Notes Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the 5.75% Notes Supplemental Indenture, a copy of which is filed with this Form 8-K as Exhibit 4.1 and incorporated herein by reference.

Convertible Notes Supplemental Indenture

On February 28, 2014, Endo, New Endo and The Bank of New York Mellon (formerly The Bank of New York) (the “Convertible Notes Trustee”), entered into the First Supplemental Indenture (the “Convertible Notes Supplemental Indenture”) to the Indenture dated as of April 15, 2008 (the “Convertible Notes Indenture”), by and between Endo and the Convertible Notes Trustee. The Convertible Notes Supplemental Indenture states that, as provided in the Arrangement Agreement, each of Endo’s 1.75% Convertible Senior Subordinated Notes due April 15, 2015 issued pursuant to the Convertible Notes Indenture became convertible into New Endo ordinary shares and provides that New Endo, as the co-obligor, assumes, jointly and severally with Endo, liability for all payments, deliveries and performance under the Convertible Notes Indenture.

The foregoing summary of the Convertible Notes Supplemental Indenture is not complete, and is qualified in its entirety by reference to the full and complete text of the Convertible Notes Supplemental Indenture, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Warrant Letter Agreement and Warrant Guarantee

On February 28, 2014, Endo entered into a Warrant Letter Agreement (the “Letter Agreement”) with Deutsche Bank AG, London Branch (the “Counterparty”), amending the Confirmation, dated as of April 9, 2008, between Endo and the Counterparty pursuant to which Endo sold to the Counterparty, and the Counterparty purchased from Endo, warrants to purchase Endo common shares (the “Warrants”). Pursuant to the Letter Agreement, New Endo may elect to settle the obligations under the Warrants by delivering either New Endo ordinary shares or cash.

On February 28, 2014, Endo entered into a Guarantee with New Endo pursuant to which New Endo will guarantee all payments, deliveries and performance by Endo under the Warrants.

Affiliate Debt Arrangements

In connection with the consummation of the Transactions, on February 28, 2014, Endo issued to Endo U.S. Inc.: (a) a $1,396.0 million 6.70% note maturing on February 28, 2021, guaranteed by certain of Endo’s subsidiaries and secured by substantially all of the assets of Endo and the guarantors; (b) a $35.0 million 5.95% note maturing on February 28, 2019, guaranteed on an unsecured basis by certain of Endo’s subsidiaries; and (c) a $2.85 million 5.95% note due February 28, 2019, guaranteed on an unsecured basis by certain of Endo’s subsidiaries.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 28, 2014, pursuant to that certain Arrangement Agreement, dated November 5, 2013 (the “Arrangement Agreement”), among Endo, New Endo, Endo Limited (formerly known as Sportwell II Limited), Endo U.S. Inc. (formerly known as ULU Acquisition Corp.), RDS Merger Sub, LLC (“Merger Sub”), 8312214 Canada Inc. and Paladin Labs Inc. (“Paladin”) (a) New Endo indirectly acquired all of the outstanding common shares of Paladin pursuant to a plan of arrangement under Canadian law (the “Arrangement”); and (b) Merger Sub merged with and into Endo, with Endo as the surviving corporation in the merger (the “Merger” and, together with the Arrangement, the “Transactions”). Following consummation of the Transactions, each of Endo and Paladin became indirect wholly owned subsidiaries of New Endo.

Pursuant to the Arrangement, (a) Paladin shareholders received $1.16 (CAD) in cash, 1.6331 newly issued New Endo ordinary shares and one common share of Knight Therapeutics Inc., a newly formed corporation incorporated under the laws of Canada that was separated from Paladin as part of the Transactions, in exchange for each Paladin common share held by such shareholders; (b) all options to acquire Paladin common shares were settled on a cash-less exercise basis for New Endo ordinary shares and common shares of Knight Therapeutics in an amount reflecting the arrangement consideration; and (c) unvested rights to receive additional common shares under Paladin’s share purchase plan were settled for a cash amount based on the Paladin common share price immediately prior to the effective time of the Arrangement. At the effective time of the Merger, each share of Endo common stock was cancelled and automatically converted into the right to receive one New Endo ordinary share.

The issuance of New Endo ordinary shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to New Endo’s registration statement on Form S-4 (File No. 333-192760) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on January 24, 2014. The definitive proxy statement/prospectus of New Endo and Endo, dated January 24, 2014, that forms a part of the Registration Statement contains additional information about the Transactions and the other transactions contemplated by the Arrangement Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Endo and Paladin in the Transactions.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Endo is the successor issuer to Endo. New Endo’s ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Endo is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Endo’s ordinary shares were approved for listing on (a) The NASDAQ Global Market (“NASDAQ”) and trade under the symbol “ENDP” and (b) Toronto Stock Exchange (“TSX”) and trade under the symbol “ENL.”

Prior to the Transactions, Endo’s common shares were registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ, and Paladin’s common shares were listed on TSX. Endo’s common shares were delisted from trading on NASDAQ as of close of business on February 28, 2014, and Paladin’s common shares were delisted from trading on the TSX as of close of business on February 28, 2014. Endo expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of Endo’s common shares. Paladin expects to file the required notices and applications for Paladin to cease to be a reporting issuer in the jurisdictions where Paladin is currently a reporting issuer.

The foregoing description of the Arrangement Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement Agreement filed as Exhibit 2.1 to Endo’s current report filed on Form 8-K dated as of November 5, 2013, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K and in Item 1.01 of Endo’s Current Report on Form 8-K, filed with the SEC on December 19, 2013, is incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Transactions, Endo’s common shares were registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ under the symbol “ENDP.” As a result of the Transactions, each Endo common share was cancelled and automatically converted into the right to receive one New Endo common share. Endo has requested that NASDAQ file a Form 25 to withdraw Endo’s common shares from listing and terminate the registration of Endo’s common shares under Section 12(b) of the Exchange Act. Endo’s common shares were suspended from trading on the NASDAQ as of close of business on February 28, 2014. Endo intends to file a Form 15 with the SEC to terminate the registration of Endo’s common shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Securityholders

In connection with the Transactions, on February 28, 2014, each Endo common share was cancelled and automatically converted into the right to receive one New Endo ordinary share. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David B. Nash, M.D., M.B.A. resigned from Endo’s board of directors, effective February 24, 2014.

On February 27, 2014, Endo announced that Ivan P. Gergel, M.D. resigned from his position as Endo’s Executive Vice President, Research & Development and Chief Scientific Officer, effective March 31, 2014, due to the relocation of his position to Dublin, Ireland.

In connection with the Transactions, on February 28, 2014, all of the members of Endo’s board of directors (other than Rajiv De Silva) resigned, effective upon consummation of the Transactions.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2014, in connection with the consummation of the Transactions, Endo amended and restated its Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws. The Amended and Restated Certificate of Incorporation of Endo and the Amended and Restated By-Laws of Endo are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Arrangement Agreement, dated as of November 5, 2013, among Endo Health Solutions Inc., Endo International plc (formerly known as Endo International Limited, which was formerly known as Sportwell Limited), Endo Limited (formerly known as Sportwell II Limited), Endo U.S. Inc. (formerly known as ULU Acquisition Corp.), RDS Merger Sub, LLC, 8312214 Canada Inc., and Paladin Labs Inc. (incorporated by reference to Exhibit 2.1 of Endo Health Solutions Inc.’s Current Report on Form 8-K, dated November 5, 2013).

3.1	Amended and Restated Articles of Incorporation of Endo Health Solutions Inc.

3.2	Amended and Restated By-Laws of Endo Health Solutions Inc.

4.1	Supplemental Indenture, dated February 28, 2014, among Endo Finance LLC, Endo Finco Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Endo International plc’s Current Report on Form 8-K, dated February 28, 2014).

4.2	First Supplemental Indenture, dated as February 28, 2014, by and among Endo Health Solutions Inc., Endo International plc, as co-obligor, and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.2 of Endo International plc’s Current Report on Form 8-K, dated February 28, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2014	ENDO HEALTH SOLUTIONS INC.

	By:	/s/ Caroline B. Manogue
	Name:	Caroline B. Manogue
	Title:	Executive Vice President, Chief Legal Officer and Secretary

Index of Exhibits

Exhibit Number	Description

2.1	Arrangement Agreement, dated as of November 5, 2013, among Endo Health Solutions Inc., Endo International plc (formerly known as Endo International Limited, which was formerly known as Sportwell Limited), Endo Limited (formerly known as Sportwell II Limited), Endo U.S. Inc. (formerly known as ULU Acquisition Corp.), RDS Merger Sub, LLC, 8312214 Canada Inc., and Paladin Labs Inc. (incorporated by reference to Exhibit 2.1 of Endo Health Solutions Inc.‘s Current Report on Form 8-K, dated November 5, 2013).

3.1	Amended and Restated Articles of Incorporation of Endo Health Solutions Inc.

3.2	Amended and Restated By-Laws of Endo Health Solutions Inc.

4.1	Supplemental Indenture, dated February 28, 2014, among Endo Finance LLC, Endo Finco Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Endo International plc’s Current Report on Form 8-K, dated February 28, 2014).

4.2	First Supplemental Indenture, dated as February 28, 2014, by and among Endo Health Solutions Inc., Endo International plc, as co-obligor, and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.2 of Endo International plc’s Current Report on Form 8-K, dated February 28, 2014).